VAN KAMPEN SERIES FUND, INC.,
On behalf of its series,
Van Kampen Global Franchise Fund

Supplement dated November 1, 2008
to the

Class A Shares, Class B Shares and Class C Shares Prospectus
Dated November 1, 2008

and the

Class I Shares Prospectus
Dated November 1, 2008

The Prospectus is hereby supplemented as follows:

The section entitled “Purchase of Shares” is supplemented with the following:

Investment opportunities for companies that have, in the judgment of the Fund’s portfolio management team, resilient business franchises and growth potential may be more limited than those of other sectors of the market. In order to facilitate the management of the Fund’s portfolio, the Fund’s Board of Directors has authorized management to suspend the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of its shares to new investors. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.

RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
GLFSPT1 11/08